Amedisys, Inc. www.amedisys.com NASDAQ: AMED March 2008 Exhibit 99.1

This presentation may include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995.  These
forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties.  Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our annual report on Form
10-K and Quarterly Reports on 10-Q, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (800) 467-
2662.  We disclaim any obligation to update any forward-looking statements in this presentation.
Forward Looking Statements

Investment Highlights
• Large, growing and fragmented industry
• Focus on home nursing and related services to Medicare population
• Strong internal growth and cash flow with low recurring cap ex
• Proven operating model supported by sophisticated technology system
• Demonstrated ability to identify and integrate acquisitions
• Substantial liquidity and balance sheet capacity to fund external growth
• Extensive delivery platform ideally positioned for Medicare care management initiatives
• Experienced management team

Management Team
•
William F. Borne - Chairman and Chief Executive Officer
- CEO since founding the Company in 1982
- Registered nurse, extensive hospital administrative and clinical experience
•
Larry R. Graham - President and Chief Operating Officer
- Joined Amedisys in 1996; COO since 1999; President since 2004
- General Health Systems
- Arthur Andersen
•
Dale E. Redman, CPA - Chief Financial Officer
- Joined Amedisys in February 2007
- CFO of United Companies
- Ernst & Young

Corporate Overview
• Leading provider of home nursing services
• 355
1
locations throughout the United States
• Services include skilled nursing and therapy
• Medicare revenue accounts for approximately 89%
2
of net service
revenue
• Hospice care accounts for approximately 6%
2
of net service
revenue
1) Both home health and hospice, as of January 2, 2008
2) For the twelve-month period ended December 31, 2007

WASHINGTON
MONTANA
N. DAKOTA
MINNESOTA
MAINE
OREGON
IDAHO
WYOMING
S. DAKOTA
WISCONSIN
MICHIGAN
NEW YORK
VT
NH
MA
CT
RI
NEBRASKA
IOWA
PENN
NJ
DE
NEVADA
UTAH
COLORADO
KANSAS
ILLINOIS
IN
OHIO
W. VA
MISSOURI
KENTUCKY
VIRGINIA
CALIFORNIA
ARIZONA
NEW MEXICO
OKLAHOMA
ARKANSAS
TENNESSEE
N. CAR
S. CAR
MISS
ALA
GA
TEXAS
LA
FLA
ALASKA
PUERTO RICO

Amedisys
Home Health Services

5 Our Locations 1 1) As of January 2, 2008 • Largest home nursing provider in the Southern and Southeastern United States - 326 home nursing locations - 29 hospice locations

Our Strategy
• Focus on Medicare-eligible patients
• Prioritize internal growth
• Select, acquire and integrate quality home care agencies
• Leverage cost-efficient operating platform
• Develop and deploy specialized nursing programs
• Expand care coordination platform

• Home health
care is a $62.8
billion
industry
•
Home nursing
is the
largest
segment
in the
home health
industry
• Medicare
spending for
home nursing
totaled $13.1
billion
in 2005
Home Health Care Spending
Home Health Industry Expenditures ($ billions)
Medicare
Home Nursing
$13.1
Home Nursing
(Commercial,
Medicaid &
Other)
$23.3
Home Nursing
$46.1
Infusion
Therapy
$5.5
Durable Medical
Equipment
$2.8
Respiratory
Therapy
$8.4
Hospice $9.7
Source:  Company Reports, CMS and CIBC World Markets Corp. estimates for 2005

Home Nursing Market
• Industry is highly fragmented
• 8,800 Medicare-certified nursing agencies
• Most are single-site, small local or regional providers:
- Independently-owned agencies
- Visiting nurse associations
- Facility and hospital-based agencies
• Publicly-owned providers account for less than 7% of the
home nursing market

Industry Growth Drivers
• Trend from inpatient to home-based care:
- Patient preference
- Payor incentives
- Technology advancements
• Demographics – aging population
- 8,000 Americans will become Medicare eligible each
day beginning in 2011 and by 2030, 57.8 million baby
boomers will be eligible for Medicare benefits
1
• Increased prevalence of chronic and co-morbid conditions
1
According to the United States Census Bureau

Internal Growth
- Overall industry growth
- Expanded and more effective sales force
- Comprehensive range of clinical programs
- Enhanced referral source education efforts
- Increased focus on start-ups
• Strong internal growth in episodic-based admissions
- Approximately 10% for Q4 2007 and 12% for year
ended 2007
• Internal growth driven by:

Yearly Start-Ups
40
35
30
25
20
15
10
5
0
8
13
25
36
32
2003
2004
2005
2006
2007

Amedisys Home Health Services

Start-Up Strategy
• Start-ups typically generate $1.5 - $2.0 million in run-rate revenue by the end of their second year of operations
• ~ 18 months to recoup the $250,000 - $350,000 investment
• 32 home health start-ups completed in 2007
* Reported numbers are for home health start-ups
Completed

Acquisition Strategy
• Acquisition rationale:
- Industry leadership
- Leverage our operating/business systems
- Value accretion through synergies and agency profitability enhancement
• Acquisition criteria:
- Defined pricing objectives
- Targeted geographic profile
- Compatible payor mix
- Consistent clinical metrics
- Expandable referral base
- Opportunities for future internal growth

Announced Acquisitions
• February 8, announced the signing of definitive agreement to purchase home health agencies in Kentucky and Tennessee for $43 million
- 21 home health agencies in Kentucky and three home health
agencies in Tennessee
- LTM revenue of approximately $39 million
• February 19, announced signing of definitive agreement to purchase TLC
Healthcare Services, Inc. for $395 million
- Headquartered in Lake Success, New York
- Largest privately held pure-play home nursing company
- 92 home health and 11 hospice agencies in 22 states and the District of Columbia
- Annualized revenue of approximately $300 million
- Approximately 4,000 direct caregivers
- Medicare = ~86% of revenue

14 TLC Acquisition Rationale • Acquisition enhances market leadership position • Financial and strategic benefits of scale • Operating leverage drives future earnings growth

Combined Footprint of Amedisys & TLC
TLC Home Health
TLC Hospice
Amedisys Home Health
Amedisys Hospice
Kentucky Home Health
Total footprint spans 35 states, Puerto Rico and District of Columbia
Total agencies: 488
1
1
Includes joint ventures managed by Amedisys and TLC franchise locations
Puerto Rico

TLC Integration
• Detailed plan to wind-down TLC corporate
- TLC corporate overhead costs currently at ~ $31 million
1
annually
- Converting ~ 25 agencies per month
- Closing corporate office and regional billing centers over next 4-6 months
• Impact to Amedisys corporate departments has also been
carefully planned
- Expect incremental cost of  ~ $15 million
• Pro Forma adjusted EBITDA of ~ $50 million
- TLC adjusted pre-corporate EBITDA
2
in 2007 of $65
million
1
1
Based on annualized, unaudited results for the nine-month period ended December 31, 2007
2
Additional information regarding reconciliation of adjusted pre-corporate EBITDA can be found in our 8-K , filed on February 19, 2008

Investments in Technology
• Strategic advantages from technology
• Standardized processes:
- Automated review of assessment forms
- Automatic scheduling
- Web-based HR and payroll system
• Centralized management of clinical oversight/utilization:
- Real-time episode analysis
- Daily/weekly review of quality indicators
- Executive information system
• Point of care roll-out completed

Comprehensive Compliance Program
Local Level
• Clinical nurse review of
assessments
• Standardized care plans
• Physician
review/approval
• Weekly case conferences
• Monthly audits
• End of episode case
review
• Point-of-care system
enhances clinical
documentation accuracy
with real-time
assessment input
Regional Level Corporate Level
• Unannounced
compliance & billing
audits
• Regional directors
monitor compliance
status and resolve
errors
• Real-time monitoring
capability of local level
activity via point-of-
care system
• Semi-annual
clinical/compliance reviews
• Compliance review of metric
variances
• Compliance manager site
visits
• Compliance training for all
employees
• Compliance concerns
hotline
• Annual Sarbanes-Oxley
audit
• Annual billing competency
testing

Medicare Reimbursement
• Implemented in October 2000
- Base payment for 60-day episode of care
- Adjusted for patient acuity and market factors
• CMS issued reimbursement changes on August 22, 2007
- Expands HHRG from 80 to 153
- Effective date of January 1, 2008
- More integrated reimbursement for therapy
• We estimate the impact of the reimbursement changes to be no worse than a revenue reduction of 1% for 2008
- Estimate assumes 3% market basket and no rural add-on
- Our Point of Care system should be a competitive advantage with reimbursement changes (reduces data fragmentation, improves
consistency, compliance control)

Financial Highlights
• Increasing revenue
• Cash flow/low cap ex requirements
• Consistent EPS growth
• Strong balance sheet to fund future growth
- $250 million active shelf registration
- $100 million unsecured credit revolver

EBITDA is defined as net income before provision for income taxes, net interest expense, and depreciation and amortization. EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
($ millions, except per share data)
Summary Financial Results
2006
2007
4Q06
Net revenue
$541.1
$697.9
$144.0
Period-over-period growth 41.8% 29.0% 21.1%
Gross margin
305.7
389.2
80.9
Margin
56.5%
55.8%
56.2%
Operating income 65.7
96.6 19.1
Margin
12.1%
13.8% 13.3%
EBITDA
75.7
109.8
2
21.9
Margin 14.0%
15.7%
15.2%
Fully-diluted EPS
$1.75
1
$0.51
1
Period-over-period growth
24.1%
32.6% 50.0%
4Q07
$194.0
34.7%
106.2
54.8%
26.1
13.5%
15.7%
$0.63
23.5%
30.4
Net Income
65.1
38.3
11.4 16.7
$2.32
2
1) Adjusted to exclude $0.03 charge for write-off of deferred financing fees.
2) Excludes the $4.2 million or $0.16  per diluted share Alliance gain

Summary Performance Results
2006 2007 4Q06
Agencies at period end
1
275 354 275
Period-over-period growth
28.7%
Completed Medicare Episodes
172,930
208,547 46,716
Period-over-period growth 20.6%
Episodic-Based Admissions
108,140 129,649
28,019
Period-over-period growth 19.9%
Revenue per Episode
$2,634 $2,666 $2,612
Period-over-period growth
1.2%
Total Visits
3,437,881 4,302,830 904,583
Period-over-period growth 25.2%
4Q07
354
28.7%
56,688
21.3%
34,002
21.4%
2.1%
1,178,734
30.3%
$2,666
DSO 52.9
51.3
52.9
51.3
1) Inclusive of home health and hospice locations

Summary Balance Sheet
($ in millions)
Dec. 31, 2006 Dec. 31, 2007
Assets
Cash
(1)
Accounts Receivable, Net
Property, Plant and Equipment
Goodwill
Other
Total Assets
Liabilities and Stockholders’ Equity
Debt
All Other Liabilities
Stockholders’ Equity
Total Liabilities and Stockholders’ Equity
$   56.2
96.3
68.3
332.5
33.8
$  587.1
$   89.0
74.9
53.0
213.0
33.9
$ 463.8
1) Includes restricted cash of $4.8 million as of December 31, 2006.
$5.3
94.5
364.0
$ 463.8
$24.0
116.1
447.0
$  587.1

Guidance
1) Provided as of the date of our form 8-K filed with the Securities and Exchange Commission on February 27,
2008
Calendar Year 2008
1
Net revenue: $1.025 - $1.075 billion
EPS: $2.50 - $2.60
(after adding back one-time expenses related to
the acquisition of TLC Health Care Services, Inc.
including financing and certain other costs)
Diluted shares:
26.9 million

Investment Highlights
• Large, growing and fragmented industry
• Focus on home nursing and related services to Medicare population
• Strong internal growth and cash flow with low recurring cap ex
• Proven operating model supported by sophisticated technology system
• Demonstrated ability to identify and integrate acquisitions
• Substantial liquidity and balance sheet capacity to fund external growth
• Extensive delivery platform ideally positioned for Medicare disease management initiatives and payor diversification
• Experienced management team

Contact Information
•
Kevin B. LeBlanc
• Director of Investor Relations
• Amedisys, Inc.
• 5959 S. Sherwood Forest Boulevard
• Baton Rouge, LA 70816
• Office – 225.292.2031
• Fax – 225.295.9653
• kleblanc@amedisys.com